                                                                    EXHIBIT 99.5

                      CONSENT OF PERSON TO BECOME DIRECTOR

         Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Pride International, Inc., a Delaware corporation, upon the closing of the Agreement and Plan of Merger among Pride International, Inc., PM Merger, Inc., Marine Drilling Companies, Inc. and AM Merger Inc. dated as of May 23, 2001.



/s/ Robert L. Barbanell
------------------------------------
Robert L. Barbanell
July 31, 2001

                      CONSENT OF PERSON TO BECOME DIRECTOR

         Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Pride International, Inc., a Delaware corporation, upon the closing of the Agreement and Plan of Merger among Pride International, Inc., PM Merger, Inc., Marine Drilling Companies, Inc. and AM Merger Inc. dated as of May 23, 2001.



/s/ David A. B. Brown                    /s/ J. C. Burton
------------------------------------     ---------------------------------------
David A. B. Brown                        J. C. Burton
July 30, 2001                            July 30, 2001

                      CONSENT OF PERSON TO BECOME DIRECTOR

         Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Pride International, Inc., a Delaware corporation, upon the closing of the Agreement and Plan of Merger among Pride International, Inc., PM Merger, Inc., Marine Drilling Companies, Inc. and AM Merger Inc. dated as of May 23, 2001.



/s/ David B. Robson
------------------------------------
David B. Robson
July 31, 2001

                      CONSENT OF PERSON TO BECOME DIRECTOR

         Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Pride International, Inc., a Delaware corporation, upon the closing of the Agreement and Plan of Merger among Pride International, Inc., PM Merger, Inc., Marine Drilling Companies, Inc. and AM Merger Inc. dated as of May 23, 2001.



/s/ Paul A. Bragg
---------------------------
Paul A. Bragg
August 1, 2001

                      CONSENT OF PERSON TO BECOME DIRECTOR

         Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Pride International, Inc., a Delaware corporation, upon the closing of the Agreement and Plan of Merger among Pride International, Inc., PM Merger, Inc., Marine Drilling Companies, Inc. and AM Merger Inc. dated as of May 23, 2001.



/s/ Ralph D. McBride
------------------------------------
Ralph D. McBride
August 2, 2001

                      CONSENT OF PERSON TO BECOME DIRECTOR

         Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of Pride International, Inc., a Delaware corporation, upon the closing of the Agreement and Plan of Merger among Pride International, Inc., PM Merger, Inc., Marine Drilling Companies, Inc. and AM Merger Inc. dated as of May 23, 2001.



/s/ William E. Macaulay
-----------------------------------------------------
William E. Macaulay
August 2, 2001